Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CNH Industrial Capital America LLC (the “Sponsor”) CNH Capital Receivables LLC (the “Depositor”) 1 CNH Way Waterford, Wisconsin 53185	8 January 2026

Re:	CNH Equipment Trust 2026-A (the “Issuing Entity”) Asset Backed Notes (the “Notes”) Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Santander US Capital Markets LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files (collectively, the “Provided Data Files”):
i.	Labeled “CNHET 2026-A Virtual Contract Summary 11302025_with Adv Rate New.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 November 2025 (the “Preliminary Cutoff Date”) relating to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Preliminary Cutoff Date Receivables”),
ii.	Labeled “CNHET 2026-A Virtual CashFlowsGPV11302025.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Payment Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cutoff Date relating to the past and future scheduled payments for the Preliminary Cutoff Date Receivables,
iii.	Labeled “CNHET 2026-A Virtual Receivables Listing.xlsx” with a tab labeled “Base” and the corresponding record layout and decode information, as applicable (the “Preliminary Receivables Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains a list of contract identification numbers (each, a “Receivable ID”) corresponding to certain Preliminary Cutoff Date Receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,
iv.	Labeled “CNHET 2026-A Final Contract Summary_12312025.xlsx” and the corresponding record layout and decode information, as applicable (the “Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 December 2025 (the “Cutoff Date”) relating to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Cutoff Date Receivables”) that are expected to be representative of the Receivables,
v.	Labeled “CNHET 2026-A Final CashFlowsGPV12312025.xlsx” and the corresponding record layout and decode information, as applicable (the “Payment Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cutoff Date relating to the past and future scheduled payments for the Cutoff Date Receivables and
vi.	Labeled “CNHET 2026-A Receivables Listing_FINAL.xlsx” with:
(a)	A tab labeled “Base” and the corresponding record layout and decode information, as applicable (the “Base Receivables Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains a list of Receivable IDs corresponding to certain Cutoff Date Receivables (the “Base Receivables”) that are expected to be representative of the Receivables and
(b)	A tab labeled “Upsize” and the corresponding record layout and decode information, as applicable (the “Upsize Receivables Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains a list of Receivable IDs corresponding to certain Cutoff Date Receivables (the “Upsize Receivables”) that are expected to be representative of the Receivables,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The fixed rate retail installment sale contract and security agreement, note and security agreement, multiple unit addendum, multiple payment schedule addendum, default manager activity log address change screen shots, default manager activity log maturity date change screen shots, contract restructured maturity date change screen shots or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain payment schedule screen shots from the Sponsor’s servicing system (the “Payment Schedule Screen Shots”) that the Sponsor, on behalf of the Depositor, indicated contain certain information relating to the payment schedule that supersedes the corresponding information contained in the Contract, as applicable,
iii.	A completed credit application and corresponding applicant name and address verification form (collectively and as applicable, the “Credit Application”), as applicable,
iv.	Certain credit scoring and decision screen shots from the Sponsor’s servicing system (the “Credit Score System Screen Shots”), as applicable,
v.	Certain customer score screen shots from the Sponsor’s underwriting system (the “Customer Score System Screen Shots”), as applicable, and
vi.	The uniform commercial code filing, confirmed record or acknowledgement of filing (collectively and as applicable, the “UCC Filing”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, Base Data File and Upsize Data File (all as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File, Base Data File and Upsize Data File is collectively the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables, Cutoff Date Receivables, Base Receivables, Upsize Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 January 2026

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Preliminary Collateral Data File and Preliminary Payment Data File. The Preliminary Collateral Data File and Preliminary Payment Data File, as combined, are hereinafter referred to as the “Preliminary Cutoff Date Data File.”

2.	As instructed by the Sponsor, on behalf of the Depositor, we deleted the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that were not Preliminary Receivables, as shown on the Preliminary Receivables Schedule. The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

3.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 100 Preliminary Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 100 Sample Receivables are referred to as Sample Receivable Numbers 1 through 100.

4.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the corresponding Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

b.	Observed the existence of one of the following:
i.	A Credit Application,
ii.	A credit score in the Credit Score System Screen Shots or
iii.	A customer score in the Customer Score System Screen Shots.

We performed no procedures to determine if a credit review was performed or to determine the accuracy, completeness, reasonableness or source of any credit score or customer score information contained in the Credit Application, Credit Score System Screen Shots or Customer Score System Screen Shots, as applicable.

c.	Observed evidence of a UCC Filing, which was made to secure the Sponsor’s interest in the equipment that is shown in the Contract. We performed no procedures to determine the enforcement or standing of such UCC Filing.

Attachment A Page 2 of 3

5.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Collateral Data File and Payment Data File. The Collateral Data File and Payment Data File, as combined, are hereinafter referred to as the “Data File.”

6.	As instructed by the Sponsor, on behalf of the Depositor, we deleted the Cutoff Date Receivables from the Data File that were not Base Receivables, as shown on the Base Receivables Schedule. The Data File, as adjusted, is hereinafter referred to as the “Base Data File.”

7.	For each fixed rate retail installment sale contract and retail installment loan on the Preliminary Data File and Base Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Base Data File, and noted that:
a.	All of the Base Receivables included on the Base Data File were included on the Preliminary Data File and
b.	941 of the Preliminary Receivables included on the Preliminary Data File were not included on the Base Data File, six of which were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 3, 5, 9, 29, 62 and 100. The Sponsor, on behalf of the Depositor, instructed us not to perform any further procedures on the Removed Sample Receivables.

8.	For the 94 Sample Receivables included on the Base Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Sponsor, on behalf of the Depositor, instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Base Data File. All such compared information was found to be in agreement.

9.	As instructed by the Sponsor, on behalf of the Depositor, we deleted the Cutoff Date Receivables from the Data File that were not Upsize Receivables, as shown on the Upsize Receivables Schedule. The Data File, as adjusted, is hereinafter referred to as the “Upsize Data File.”

Attachment A Page 3 of 3

10.	For each fixed rate retail installment sale contract and retail installment loan on the Preliminary Data File and Upsize Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Upsize Data File, and noted that:
a.	2,284 of the Upsize Receivables included on the Upsize Data File were not included on the Preliminary Data File,
b.	941 of the Preliminary Receivables included on the Preliminary Data File were not included on the Upsize Data File, including each of the Removed Sample Receivables, and
c.	All the Sample Receivables other than the Removed Sample Receivables were included on the Upsize Data File.

11.	For the 94 Sample Receivables included on the Upsize Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Sponsor, on behalf of the Depositor, instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Upsize Data File. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Receivable ID	Contract Id	Contract

Contract APR	Rateafterwaiver	Contract

Customer billing state	CustomerState	Contract

Collateral type (agricultural/construction/other)	Usage	Contract

Interest start date	InterestStartDate	Contract

Origination date	ContractStartDate	Contract

Equipment type (new/used)	EquipmentNew Used	Contract

Original principal	AmountFinanced	Contract

Payment schedule	<multiple fields>/ <not applicable>	(a) Contract, (b) Payment Schedule Screen Shots or (c) Contract and Payment Schedule Screen Shots

Maturity date	ContractMaturityDate	(a) Contract or (b) Contract and recalculation

Original term	MonthToMaturityOriginal	Contract and recalculation

Notes:

i.	The receivable ID Sample Characteristic is for identification purposes only.

Exhibit 1 to Attachment A

ii.	For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the collateral type (agricultural/construction/other) value, as shown on the Preliminary Data File, agreed with the collateral type (agricultural/construction/other), as shown in the Contract, in accordance with the decode table shown below, as applicable:

Preliminary Data File Value	Contract Value
A	Agricultural use
I	Business use or commercial/business use

iii.	For the purpose of comparing the equipment type (new/used) Sample Characteristic for each Sample Receivable that is secured by more than one piece of equipment, as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the piece of equipment with the highest cash sale price listed in the Contract. We performed no procedures to reconcile any differences that may exist relating to any information contained in the Contract.

iv.	For the purpose of comparing the payment schedule Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to:
(a)	Only compare payments scheduled after the Preliminary Cutoff Date and
(b)	Ignore differences of +/- 5% or less (expressed as a percentage of the payment amount, as shown in the Payment Schedule Screen Shots and/or Contract, as applicable) for any individual payment.

v.	For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 15, 19, 23, 31, 32, 51, 59 and 61), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the payment schedule Sample Characteristic for Sample Receivable Numbers 15, 19, 23, 31, 32, 51, 59 and 61, the Sponsor, on behalf of the Depositor, instructed us to:

(a)	Use information shown in the Contract and/or Payment Schedule Screen Shots, as applicable, and
(b)	Ignore any released unallocated late fees, as shown in the Payment Schedule Screen Shots.

Exhibit 1 to Attachment A

vi.	For the purpose of comparing the maturity date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document. If the maturity date was not specifically stated in the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the maturity date by:
(a)	Subtracting 1 from the number of payments or the number of payments in the final payment installment, as applicable,
(b)	Multiplying the value calculated in (a) by the period of payments and
(c)	Adding the number of months represented by the result of (b) to the beginning payment date,

all as shown in the Contract.

vii.	For the purpose of comparing the original term Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term by:
(a)	Calculating the number of days from the maturity date, as shown in the Contract, to the origination date, as shown in the Contract, including both the maturity date and origination date as days within this period,
(b)	Dividing the value calculated in (a) by 30.4375 and
(c)	Rounding the value calculated in (b) to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.